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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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         Date of Report (Date of earliest event reported): July 2, 1998




                           AMERICAN HEALTHCHOICE, INC.
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             (Exact name of registrant as specified in its charter)



        New York                      000-26740                 11-2931252
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(State of incorporation)         (Commission File No.)         (IRS Employer
                                                             Identification No.)


            1300 W. WALNUT HILL LANE, SUITE 275, IRVING, TEXAS 75038
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           (Address of principal execute offices, including zip code)



                                 (972) 751-1900
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              (Registrant's telephone number, including area code)


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ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Registrant was notified on July 2, 1998 that one of its directors, Robert P. DePalo was resigning due to "irreconcilable differences of opinion between the managing directors and [him] with respect to the governance of AHIC."

         In separate actions, three other directors of the Company have resigned, namely, Messrs. David Love, Peter Leach and Mandell Sherman. Only Mr. DePalo requested that his resignation letter be made public and it is attached. Two new directors have been appointed to fill two of the vacancies. They are John Mansfield and James Roberts.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

             (a)    Not Applicable.

             (b)    Not Applicable.

             (c)    Exhibits. The following exhibits are being filed herewith:

                    Letter from resigning director.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 17, 1998

                                       AMERICAN HEALTHCHOICE, INC.


                                           /s/ Jay Stucki
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                                       Jay Stucki, Executive Vice President



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                               INDEX TO EXHIBITS


     EXHIBIT
     NUMBER                         EXHIBIT
     -------                        -------

      99(c)             Letter from resigning director